SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: November 18, 2003






                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                              000-050469                     59-3764931
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(State of other jurisdiction of  (Commission file number)        (IRS Employer
incorporation or organization                                Identification No.)


1 JASPER  STREET, PATERSON, NEW JERSEY                               07522
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(Address of principal executive offices)                           (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)












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Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

The following exhibit is filed herewith:

   Exhibit 99.1      Press Release Dated November 14, 2003.


Item 12.          Results of Operations and Financial Condition

On November 14, 2003, the Company issued a press release announcing its unaudited results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    KBF Pollution Management, Inc.


Dated:  November 14, 2003           BY:  /s/ Kevin E. Kreisler
                                    Kevin E. Kreisler
                                    Chairman of the Board, President and
                                    Chief Executive Officer (Principal Officer)



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                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION



Exhibit  99.1                       Press Release Dated November 14, 2003.